Exhibit 32.1
CERTIFICATION OF PERIODIC REPORT
I, Blake D. Moret, President and Chief Executive Officer of Rockwell Automation, Inc. (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1)    the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 4, 2026

/s/ BLAKE D. MORET
Blake D. Moret President and Chief Executive Officer